Exhibit (n) (5) under Form N-1A
Exhibit 99 under Item 601/Reg. S-K

MULTIPLE CLASS PLAN

This Multiple Class Plan (this "Plan") is adopted by the investment companies (the "Multiple Class Companies") identified in exhibits hereto (the "Class Exhibits") as offering separate classes of shares ("Classes").

1.           Purpose

This Plan is adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the "Rule"), in connection with the issuance by the Multiple Class Companies and any series thereof (collectively the "Funds") of more than one Class of shares in reliance on the Rule.  In documenting the exchange features for each Class, this plan describes the arrangements whereby shares of Funds may be exchanged for or from certain other investment companies which are not part of this Plan.  In documenting the separate arrangement for distribution of each Class, this Plan also sets forth the schedules for variations in sales loads and contingent deferred sales charges required by Rules 22d-1 and 6c-10, respectively.

2.          Separate Arrangements/Class Differences

The arrangements for shareholders services or the distribution of shares, or both, for each Class shall be set forth in the applicable Class Exhibit hereto.

3.           Expense Allocations

Each Class shall be allocated those shareholder service fees and fees and expenses payable under a Rule 12b-1 Plan specified in the Class Exhibit.  In addition the following expenses may be specifically allocated to each Class to the extent that the Fund's officers determine that such expenses are actually incurred in a different amount by that Class, or that the Class receives services of a different kind or to a different degree than other Classes:

(a)           transfer agent fees;

(b)	printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxies to current shareholders;

(c)	blue sky registration fees;

(d)	SEC registration fees;

(e)	the expense of administrative personnel and services as required to support the shareholders;

(f)	litigation or other legal expenses relating solely to one Class; or

(g)	other expenses incurred on behalf of the Class or for events or activities pertaining exclusively to the Class.

4.           Conversion and Exchange Features

The conversion and exchange features for shares of each Class shall be as set forth in the applicable Class Exhibit hereto.

5.           Amendment

Any material amendment of this Plan or any Class Exhibit hereto by any Multiple Class Company is subject to the approval of a majority of the directors/trustees of the applicable Multiple Class Company and a majority of the directors/trustees of the Multiple Class Company who are not interested persons of the Multiple Class Company, pursuant to the Rule.

CLASS A SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN

1.           Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class A Shares will consist of sales and shareholder servicing by financial intermediaries in consideration of the payment of a portion of the applicable sales load (“dealer reallowance”)and a shareholder service fee. When indicated on the Schedule to this Exhibit, the principal underwriter and financial intermediaries may also receive payments for distribution and/or administrative services under a 12b-1 Plan. In connection with this basic arrangement, Class A Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Class A Shares
Sales Load	Up to 5.5% of the public offering price
Contingent Deferred
Sales Charge ("CDSC")	0.00%
Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value
12b-1 Fee	As set forth in the attached Schedule
Redemption Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Class A Shares as described in Section 3 of the Plan

2.           Conversion and Exchange Privileges

For purposes of Rule 18f-3, Class A Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	None
Exchange Privilege:	Class A Shares may be exchanged for Class A Shares of any other Fund

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered.  Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

3.           Exceptions to Basic Arrangements

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in sales loads and contingent deferred sales charges are as follows:

(A)           BASIC SALES LOAD SCHEDULE

The basic schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

Purchase Amount	Sales Load as a Percentage of Public Offering Price
Less than $50,000	5.50%
$50,000 but less than $100,000	4.50%
$100,000 but less than $250,000	3.75%
$250,000 but less than $500,000	2.50%
$500,000 but less than $1 million	2.00%
$1 million or greater	0.00%

(B)           FIXED INCOME SALES LOAD SCHEDULE

The schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

Purchase Amount	Sales Charge as a Percentage of Public Offering Price
Less than $100,000	4.50%
$100,000 but less than $250,000	3.75%
$250,000 but less than $500,000	2.50%
$500,000 but less than $1 million	2.00%
$1 million or greater	0.00%

(C)           MODIFIED FIXED INCOME SALES LOAD SCHEDULE

The schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

Purchase Amount	Sales Charge as a Percentage of Public Offering Price
Less than $1 million	1.00%
$1 million or greater	0.00%

(D)           MONEY MARKET LOAD SCHEDULE

The Schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

Purchase Amount	Sales Charge as a Percentage of Public Offering Price
		All purchases	0.00%

(E)           ULTRASHORT BOND LOAD SCHEDULE

The Schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

Purchase Amount	Sales Charge as a Percentage of Public Offering Price
Less than $50,000	2.00%
$50,000 but less than $100,000	1.75%
$100,000 but less than $250,000	1.50%
$250,000 +	0.00%

(F)           "LARGE TICKET" PURCHASES

Unless otherwise indicated on the Schedule to this Exhibit, a financial intermediary that places an order to purchase $1,000,000 or more of Class A Shares shall receive from the principal underwriter an advance commission equal to 75 basis points (0.75%) of the public offering price. In such event, notwithstanding anything to the contrary in the Plan or this Exhibit, such Class A Shares shall be subject to a contingent deferred sales charge upon redemption within 24 months of purchase equal to 75 basis points (0.75%) of the lesser of (x) the purchase price of the Class A Shares or (y) the redemption price of the Class A Shares. Any contingent deferred sales charge received upon redemption of Class A Shares shall be paid to the principal underwriter in consideration of the advance commission.

(G)           REDUCING OR ELIMINATING THE SALES LOAD

Contingent upon notification to the Fund’s principal underwriter or transfer agent, in applying the exceptions set forth in this Section 3, the purchase amount shall take into account:

•
Discounts achieved by combining concurrent purchases of and/or current investment in Class A, Class B, Class C, Class F, and Class K Shares, made or held by (or on behalf of) the investor, the investor’s spouse, and the investor’s children under age 21 (regardless of whether the purchases or investments are made or held directly or through an investment professional or through a single-participant retirement account); provided that such purchases and investments can be linked using tax identification numbers (TINs), social security numbers (SSNs), or Broker Identification Numbers (BINs); and

•	Letters of intent to purchase a certain amount of Class A Shares within a thirteen month period.

(H)           WAIVER OF SALES LOAD

Contingent upon notification to the Fund’s principal underwriter or transfer agent, no sales load shall be assessed on purchases of Class A Shares made:

•	within 120 days of redeeming shares of an equal or greater amount;
•	through a financial intermediary that did not receive a dealer reallowance on the purchase;
•	with reinvested dividends or capital gains;
•	by shareholders who originally became shareholders of a Fund pursuant to the terms of an agreement and plan of reorganization which permits the shareholders to acquire shares at net asset value;
•
by Federated Life Members (Federated shareholders who originally were issued shares through the "Liberty Account", which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account);

•
by Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons; and

•	pursuant to the exchange privilege.

(I)              WAIVER OF CONTINGENT DEFFERED SALES CHARGE ON LARGE-TICKET PURCHASES

Contingent upon notification to the Fund’s principal underwriter or transfer agent, the 75 basis point (0.75%) CDSC applicable in connection with the “large-ticket” purchase program described above, will not be imposed on redemptions:
•	Following the death of the last surviving shareholder or post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986;
•	representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70 ½;
•	of Shares that were reinvested within 120 days of a previous redemption;
•
of Shares held by the by Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;

•	of Shares purchased through a financial intermediary that did not receive an advance commission on the purchase;
•	of Shares purchased with reinvested dividends or capital gains;
•	imposed by the Fund when it closes an account for not meeting the minimum balance requirements; and
•	of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable CDSC holding period.

4.           Special Offer Program

[NOTE: The 30 month CDSC period connected with of this program expired in September of 2002]
During the Special Offer Program which took place in March, 2000, the sales load was waived on purchases of Class A Shares of Federated Aggressive Growth Fund, Federated Communications Technology Fund, Federated Large Cap Growth Fund, and Federated International Small Company Fund (the "Special Offer Funds").  Instead, the principal underwriter paid an advance commission of 2.00% of the offering price of the Special Offer Funds to intermediaries participating in the Special Offer Program.  Class A Shares purchased through this Special Offer were subject to a CDSC of 2.00% on redemptions which occurred within 30 months after the purchase, which amount was to be paid to the principal underwriter in consideration for advancing the commission to intermediaries.  Class A Shares of the Special Offer Funds purchased during the Special Offer Program could be exchanged with Class A Shares of other Special Offer Funds with no imposition of a sales load or CDSC fee.  Class A Shares of the Special Offer Funds purchased during the Special Offer Program which were exchanged for Class A Shares of other Funds during the 30 month CDSC period incurred the CDSC fee upon redemption.  However, no sales load was charged for such an exchange.

5.           Redemption Fee

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class A Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange.  The balance of any redemption fees shall be paid to the Fund.

A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Class A Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the “Code”), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; and (ii) redemptions or exchanges involving Class A Shares held in plans administered as college savings programs under Section 529 of the Code.

SCHEDULE OF FUNDS
OFFERING CLASS A SHARES

The Funds set forth on this Schedule each offer Class A Shares on the terms set forth in the Class A Shares Exhibit to the Multiple Class Plan, in each case as indicated below.  The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value.  Actual amounts accrued may be less.

1.      CLASS A SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

Multiple Class Company Series	12b-1 Fee	Redemption Fee

Federated American Leaders Fund, Inc.	None	None

Federated Equity Funds
Federated Capital Appreciation Fund	0.05%	None
Federated Clover Mid Value Fund	0.05%	None
Federated Clover Small Value Fund	0.05%	None
Federated Clover Value Fund	0.05%	None
Federated InterContinental Fund	0.05%	2% on shares redeemed or exchanged within 30 days of purchase
Federated International Strategic Value Fund	0.05%	2% on shares redeemed or exchanged within 30 days of purchase
Federated Kaufmann Fund	0.25%	None
Federated Kaufmann Large Cap Fund	0.25%	None
Federated Kaufmann Small Cap Fund	0.25%	None
Federated Market Opportunity Fund	0.05%	None
Federated Mid-Cap Growth Strategies Fund	None	None
Federated Prudent Bear Fund	0.05%	None
Federated Strategic Value Fund	0.05%	None
Federated Technology Fund	0.25%	None

Federated Equity Income Fund, Inc.	0.05%	None

Federated Income Securities Trust
Federated Capital Income Fund	None	None
Federated Muni and Stock Advantage Fund	0.05%	None
Federated Prudent Global Income Fund	0.05%	None
Federated Real Return Bond Fund	0.05%	None
Federated Stock and California Muni Fund	0.05%	None

Federated International Series, Inc.
Federated International Equity Fund	None	2% on shares redeemed or exchanged within 30 days of purchase

Federated MDT Series
Federated MDT All Cap Core Fund	0.05%	None
Federated MDT Balanced Fund	0.05%	None
Federated MDT Large Cap Growth Fund	0.05%	None
Federated MDT Large Cap Value Fund	0.05%	None
Federated MDT Mid Cap Growth Fund	0.05%	None
Federated MDT Small Cap Core Fund	0.05%	None
Federated MDT Small Cap Growth Fund	0.05%	None
Federated MDT Small Cap Value Fund	0.05%	None
Federated MDT Tax Aware/All Cap Core Fund	0.05%	None

1.  CLASS A SHARES SUBJECT TO THE BASIC LOAD SCHEDULE (continued)

Federated Managed Allocation Portfolios
Federated Balanced Allocation Fund	0.05%	None
Federated Target ETF Fund 2015	0.25%	None
Federated Target ETF Fund 2025	0.25%	None
Federated Target ETF Fund 2035	0.25%	None

Federated Stock and Bond Fund	None	None

Federated World Investment Series, Inc.
Federated International Small-Mid Company Fund	0.25%	2% on shares redeemed or exchanged within 30 days of purchase
Federated International Value Fund	0.25%	2% on shares redeemed or exchanged within 30 days of purchase

2.  CLASS A SHARES SUBJECT TO THE FIXED INCOME LOAD SCHEDULE

Multiple Class Company Series	12b-1 Fee	Redemption Fee

Federated Fixed Income Securities, Inc.
Federated Strategic Income Fund	None	None

Federated Government Income Securities, Inc.	0.05%	None

Federated High Income Bond Fund, Inc.	None	2% on shares redeemed or exchanged within 90 days of purchase

Federated Income Securities Trust
Federated Fund for U.S. Government Securities	None	None

Federated International Series, Inc.
Federated International Bond Fund	0.25%	None

Federated Investment Series Funds, Inc.
Federated Bond Fund	0.025%	None

Federated Municipal Securities Fund, Inc.	None	None

Federated Municipal Securities Income Trust
Federated California Municipal Income Fund	0.05%	None
Federated Municipal High Yield Advantage Fund	0.05%	None
Federated New York Municipal Income Fund	0.05%	None
Federated Ohio Municipal Income Fund	0.05%	None
Federated Pennsylvania Municipal Income Fund	0.05%	None

Federated Total Return Series, Inc.
Federated Total Return Bond Fund	0.25%	None

Federated World Investment Series, Inc.
Federated International High Income Fund	0.05%	None

3.  CLASS A SHARES SUBJECT TO THE MODIFIED FIXED INCOME SALES LOAD SCHEDULE

Multiple Class Company Series	12b-1 Fee	Redemption Fee

Federated Income Securities Trust
Federated Short-Term Income Fund	0.50%	None

Federated Short-Intermediate Duration Municipal	0.25%	None

4. CLASS A SHARES SUBJECT TO THE MONEY MARKET LOAD SCHEDULE

Multiple Class Company Series	12b-1 Fee	Redemption Fee

Money Market Obligations Trust
Liberty U.S. Government Money Market Trust	None	None

5. CLASS A SHARES SUBJECT TO THE ULTRASHORT BOND LOAD SCHEDULE

Multiple Class Company Series	12b-1 Fee	Redemption Fee

Federated Fixed Income Securities, Inc.
Federated Municipal Ultrashort Fund	0.25%	None

Federated Institutional Trust
Federated Government Ultrashort Duration Fund	0.25%	None

Federated Total Return Series, Inc.
Federated Ultrashort Bond Fund	0.30%	None

6.       CLASS A SHARES NOT PARTICIPATING IN THE LARGE TICKET PURCHASE PROGRAM

Multiple Class Company	Series
Federated Fixed Income Securities, Inc.	Federated Municipal Ultrashort Fund
Federated Institutional Trust	Federated Government Ultrashort Duration Fund
Federated Total Return Series, Inc.	Federated Ultrashort Bond Fund

CLASS B SHARES EXHIBIT

TO

MULTIPLE CLASS PLAN

1.      SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class B Shares will consist of sales by financial intermediaries in consideration of the payment of an advance commission paid by the principal underwriter.  Financial intermediaries may perform shareholder services and receive a shareholder service fee for their services. In consideration of advancing commissions and the provision of shareholder services, the principal underwriter will receive the contingent deferred sales charges paid upon redemption of Class B Shares, shareholder service fee sand fees under a 12b-1 plan. In connection with this basic arrangement, Class B Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Class B Shares
Sales Load	None
Contingent Deferred Sales Charge (“CDSC”)	Up to 5.5% of the share price at the time of purchase or redemption, whichever is lower
Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value
12b-1 Fee	Up to 75 basis points (0.75%) of the average daily net asset value
Redemption Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Class B Shares as described in Section 3 of the Plan

2.      CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Class B Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	After Class B Shares have been held for eight years from the date of purchase, they will automatically convert into Class A Shares on or about the last day of the following month
Exchange Privilege:	Class B Shares may be exchanged for Class B Shares of any other Fund.
In any conversion or exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered.  Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

3.      EXCEPTIONS TO BASIC ARRANGEMENTS

For purposes of Rules 6c-10 and 22d-1 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in contingent deferred sales charges payable upon redemption are as follows:

(A)                 BASIC CDSC SCHEDULE

Shares Held Up to: To:	Have A CDSC Of:
1 year	5.50%
2 years	4.75%
3 years	4.00%
4 years	3.00%
5 years	2.00%
6 years	1.00%
7 years	0.00%
8 years	Convert to Class A Shares

(B)                 WAIVER OF CDSC

Contingent upon notification to the Fund's principal underwriter or transfer agent, no CDSC will be imposed on redemptions:

■	following the death of the last surviving shareholder or post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986;
■	representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70 ½;
■	of Shares that were reinvested within 120 days of a previous redemption;
■
of Shares held by the Directors, Trustees, employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;

■	of Shares originally purchased through a financial intermediary that did not receive an advance commission on the purchase;
■	of shares purchased with reinvested dividends or capital gains;
■	imposed by the Fund when it closes an account for not meeting minimum balance requirements; and
■	of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable CDSC holding period.

(C) SYSTEMATIC WITHDRAWAL PROGRAM

Contingent upon notification to the principal underwriter or the Fund’s transfer agent, no CDSC will be imposed on redemptions that are qualifying redemptions of Class B Shares under a Systematic Withdrawal Program as described in the applicable prospectus and statement of additional information.

4.      REDEMPTION FEE

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class B Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange.  The balance of any redemption fees shall be paid to the Fund.

A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Class B Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the “Code”), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; and (ii) redemptions or exchanges involving Class B Shares held in plans administered as college savings programs under Section 529 of the Code.

SCHEDULE OF FUNDS

OFFERING CLASS B SHARES

The Funds set forth on this Schedule each offer Class B Shares on the terms set forth in the Class B Shares Exhibit to the Multiple Class Plan, in each case as indicated below.  The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value.  Actual amounts accrued may be less.

CLASS B SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

Multiple Class Company Series	12b-1 Fee	Redemption Fee

Federated American Leaders Fund, Inc.	0.75%	None

Federated Equity Funds:
Federated Capital Appreciation Fund	0.75%	None
Federated Clover Value Fund	0.75%	None
Federated InterContinental Fund	0.75%	2% on shares redeemed or exchanged within 30 days of purchase
Federated Kaufmann Fund	0.75%	None
Federated Kaufmann Small Cap Fund	0.75%	None
Federated Market Opportunity Fund	0.75%	None
Federated Mid-Cap Growth Strategies Fund	0.75%	None

Federated Equity Income Fund, Inc.	0.75%	None

Federated Fixed Income Securities, Inc.:
Federated Strategic Income Fund	0.75%	None

Federated Government Income Securities, Inc.	0.75%	None

Federated High Income Bond Fund, Inc.	0.75%	2% on shares redeemed or exchanged within 90 days of purchase

Federated Income Securities Trust:
Federated Capital Income Fund	0.75%	None
Federated Fund for U.S. Government Securities	0.75%	None
Federated Muni and Stock Advantage Fund	0.75%	None

Federated International Series, Inc.:
Federated International Bond Fund	0.75%	None
Federated International Equity Fund	0.75%	2% on shares redeemed or exchanged within 30 days of purchase

Federated Investment Series Funds, Inc.:
Federated Bond Fund	0.75%	None

CLASS B SHARES SUBJECT TO THE BASIC LOAD SCHEDULE (continued)

Multiple Class Company Series	12b-1 Fee	Redemption Fee

Federated Managed Allocation Portfolios:
Federated Balanced Allocation Fund	0.75%	None

Federated MDT Series:
Federated MDT Large Cap Growth Fund	0.75%	None
Federated MDT Small Cap Growth Fund	0.75%	None

Federated Municipal Securities Fund, Inc.	0.75%	None

Federated Municipal Securities Income Trust:
Federated California Municipal Income Fund	0.75%	None
Federated Municipal High Yield Advantage Fund	0.75%	None
Federated New York Municipal Income Fund	0.75%	None
Federated Pennsylvania Municipal Income Fund	0.75%	None

Federated Stock and Bond Fund	0.75%	None

Federated Total Return Series, Inc.:
Federated Total Return Bond Fund	0.75%	None

Federated World Investment Series, Inc.:
Federated International High Income Fund	0.75%	None
Federated International Small-Mid Company Fund	0.75%	2% on shares redeemed or exchanged within 30 days of purchase
Federated International Value Fund	0.75%	2% on shares redeemed or exchanged within 30 days of purchase
Money Market Obligations Trust:
Liberty U.S. Government Money Market Trust	0.75%	None

CLASS C SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN

1.           Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class C Shares will consist of sales by financial intermediaries in consideration of an advance commission of up to 1.00% of the public offering price, paid by the principal underwriter. Financial intermediaries may also provide shareholder services and may receive shareholder services fees therefor.  Additionally, the principal underwriter and financial intermediaries may receive distribution and/or administrative service fees under the 12b-1 Plan. In cases where the principal underwriter has advanced a commission to the financial intermediary, such 12b-1 fees will be paid to the financial intermediary beginning in the thirteenth month after purchase.  In consideration of advancing commissions, the principal underwriter will receive the contingent deferred sales charges paid upon redemption of Class C Shares and payments made under the 12b-1 Plan for twelve months following the purchase.  In connection with this basic arrangement, Class C Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Class C Shares
Contingent Deferred Sales Charge (“CDSC”)	1.00% of the share price at the time of purchase or redemption, whichever is lower if redeemed within twelve months following purchase
Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value
12b-1 Fee	As set forth in the attached Schedule
Redemption Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Class C Shares as described in Section 3 of the Plan

2.           Conversion and Exchange Privileges

For purposes of Rule 18f-3, Class C Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	None
Exchange Privileges:	Class C Shares may be exchanged for Class C Shares of any other Fund.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered.  Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

3.           Exceptions to Basic Arrangements

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations contingent deferred sales charges are as follows:

(A)                  WAIVER OF CDSC

Contingent upon notification of the Fund’s principal underwriter or transfer agent, no CDSC will be imposed on redemptions:

•	following the death of the last surviving shareholder or post-purchase disability, as defined in Section 72(m) (7) of the Internal Revenue Code of 1986;
•	representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70 1/2;
•	of Shares that were reinvested within 120 days of a previous redemption;
•
of Shares held by Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;

•	of Shares purchased through a financial intermediary that did not receive an advance commission on the purchase;
•	of Shares purchased with reinvested dividends or capital gains;
•	imposed by the Fund when it closes an account for not meeting the minimum balance requirements;
•	of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable CDSC holding period; and
•	by shareholders who originally became a shareholder of a Federated fund pursuant to the terms of an agreement and plan of reorganization which permits shareholders to acquire Shares without a CDSC.
•

4.           Redemption Fee

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class C Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange.  The balance of any redemption fees shall be paid to the Fund.
A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Class C Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the “Code”), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; and (ii) redemptions or exchanges involving Class C Shares held in plans administered as college savings programs under Section 529 of the Code.

SCHEDULE OF FUNDS
OFFERING CLASS C SHARES

The Funds set forth on this Schedule each offer Class C Shares on the terms set forth in the Class C Shares Exhibit to the Multiple Class Plan, in each case as indicated below.  The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value.  Actual amounts accrued may be less.

CLASS C SHARES SUBJECT TO THE BASIC LOAD SCHEDULE
Multiple Class Company Series	12b-1 Fee	Redemption Fee
Federated American Leaders Fund, Inc.	0.75%	None

Federated Equity Funds:
Federated Capital Appreciation Fund	0.75%	None
Federated Clover Mid Value Fund	0.75%	None
Federated Clover Small Value Fund	0.75%	None
Federated Clover Value Fund	0.75%	None
Federated InterContinental Fund	0.75%	2% on shares redeemed or exchanged within 30 days of purchase
Federated International Strategic Value Fund	0.75%	2% on shares redeemed or exchanged within 30 days of purchase
Federated Kaufmann Fund	0.75%	None
Federated Kaufmann Small Cap Fund	0.75%	None
Federated Market Opportunity Fund	0.75%	None
Federated Mid Cap Growth Strategies Fund	0.75%	None
Federated Prudent Bear Fund	0.75%	None
Federated Strategic Value Fund	0.75%	None
Federated Technology Fund	0.75%	None

Federated Equity Income Fund, Inc.	0.75%	None

Federated Fixed Income Securities, Inc.:
Federated Strategic Income Fund	0.75%	None

Federated Government Income Securities, Inc.	0.75%	None

Federated High Income Bond Fund, Inc.	0.75%	2% on shares redeemed or exchanged within 90 days of purchase

Federated Income Securities Trust:
Federated Capital Income Fund	0.75%	None
Federated Fund for U.S. Government Securities	0.75%	None
Federated Muni and Stock Advantage Fund	0.75%	None
Federated Prudent Global Income Fund	0.75%	None
Federated Real Return Bond Fund	0.75%	None
Federated Stock and California Muni Fund	0.75%	None

CLASS C SHARES SUBJECT TO THE BASIC LOAD SCHEDULE (continued)

Multiple Class Company Series	12b-1 Fee	Redemption Fee

Federated Index Trust
Federated Max-Cap Index Fund	0.75%	None
Federated Mini-Cap Index Fund	0.75%	None
Federated International Series, Inc.:
Federated International Bond Fund	0.75%	None
Federated International Equity Fund	0.75%	2% on shares redeemed or exchanged within 30 days of purchase

Federated Investment Series Funds, Inc.:
Federated Bond Fund	0.75%	None

Federated Managed Allocation Portfolios:
Federated Balanced Allocation Fund	0.75%	None

Federated MDT Series:
Federated MDT All Cap Core Fund	0.75%	None
Federated MDT Balanced Fund	0.75%	None
Federated MDT Large Cap Growth Fund	0.75%	None
Federated MDT Large Cap Value Fund	0.75%	None
Federated MDT Mid Cap Growth Fund	0.75%	None
Federated MDT Small Cap Core Fund	0.75%	None
Federated MDT Small Cap Growth Fund	0.75%	None
Federated MDT Small Cap Value Fund	0.75%	None
Federated MDT Tax Aware/All Cap Core Fund	0.75%	None

Federated Municipal Securities Fund, Inc.	0.75%	None

Federated Municipal Securities Income Trust:
Federated Municipal High Yield Advantage Fund	0.75%	None

Federated Stock and Bond Fund	0.75%	None

Federated Total Return Series, Inc.:
Federated Total Return Bond Fund	0.75%	None

Federated World Investment Series, Inc.:
Federated International High Income Fund	0.75%	None
Federated International Small-Mid Company Fund	0.75%	2% on shares redeemed or exchanged within 30 days of purchase
Federated International Value Fund	0.75%	2% on shares redeemed or exchanged within 30 days of purchase
Money Market Obligations Trust:
Liberty U.S. Government Money Market Trust	0.75%	None

CLASS F SHARES* EXHIBIT
TO
MULTIPLE CLASS PLAN

1.           Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement for the Class F Shares will consist of sales by financial intermediaries in consideration of the payment of the sales load (“dealer reallowance”). Financial intermediaries may also provide shareholder services and may receive shareholder service fees therefor. Additionally, the principal underwriter may pay up to 100 basis points (1.00%) of the public offering price to financial intermediaries as an advance commission on sales.  In consideration of advancing this payment, the principal underwriter will receive any contingent deferred sales charges paid upon redemption of Class F Shares and distribution service fees under the 12b-1 Plan on an ongoing basis.  In connection with this basic arrangement Class F Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Class F Shares
Sales Load	Up to 100 basis points (1.00%) of the public offering price
Contingent Deferred Sales Charge ("CDSC")	Up to 100 basis points (1.00%) of the share price at the time of original purchase or redemption, whichever is lower
Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value
12b-1 Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Class F Shares as described in Section 3 of the Plan

2.           Conversion and Exchange Privileges

For purposes of Rule 18f-3, Class F Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	None
Exchange Privileges:	Class F Shares may be exchanged for Class F Shares of any other Fund.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered.  Exchanges to any other Class shall be treated as a redemption and purchase.

* Formerly Fortress Class of Shares

3.           Exceptions to Basic Arrangements

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in sales load and contingent deferred sales charges are as follows:

(A)                 BASIC SALES LOAD SCHEDULE *

Purchase Amount:	Sales Charge as Percentage of Offering Price	Sales Charge as a Percentage of NAV
Less than $1 million	1.00%	1.01%
$1 million or greater	0.00%	0.00%

(B)                 CDSC SCHEDULE

Unless otherwise indicated below, the Schedule of Contingent Deferred Sales Charges for each Fund is as follows:

Purchase Amount:	Shares Held:	Contingent Deferred Sales Charge:
Under $2 million	4 years or less	1.00%
$2 million but less than $5 million	2 years or less	0.50%
$ 5 million or greater	1 year or less	0.25%

(C)                 REDUCING OR ELIMINATING THE SALES LOAD

Contingent upon notification to the Fund’s principal underwriter or transfer agent, in applying the exceptions set forth in this Section 3, the purchase amount shall take into account:

•
Discounts achieved by combining concurrent purchases of and/or current investment in Class A, Class B, Class C, Class F, and Class K Shares, made or held by (or on behalf of) the investor, the investor’s spouse, and the investor’s children under age 21 (regardless of whether the purchases or investments are made or held directly or through an investment professional or through a single-participant retirement account); provided that such purchases and investments can be linked using tax identification numbers (TINs), social security numbers (SSNs), or Broker Identification Numbers (BINs); and

•	Letters of intent to purchase a certain amount of Class F Shares within a thirteen month period.

(D)                 WAIVER OF SALES LOAD

Contingent upon notification to the Fund's principal underwriter or transfer agent, no sales load will be assessed on purchases of Class F Shares made:

•	within 120 days of redeeming Shares of an equal or greater amount;
•	through a financial intermediary that did not receive a dealer reallowance on the purchase;
•	by shareholders who originally became shareholders of a Fund pursuant to the terms of an agreement and plan of reorganization which permits the shareholders to acquire shares at net asset value;

•	with reinvested dividends or capital gains;
•
by Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons; and

•	pursuant to the exchange privilege.

(E)                 WAIVER OF CDSC

Contingent upon notification to the Fund's principal underwriter or transfer agent, no CDSC will be imposed on redemptions:

•	(Class F Shares of Federated Capital Income Fund Only) as a shareholder who owned Shares on September 30, 1989;
•	following the death of the last surviving shareholder or post-purchase disability, as defined in Section 72(m) (7) of the Internal Revenue Code of 1986;
•	representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70 1/2;
•	of Shares purchased within 120 days of a previous redemption of an equal or lesser amount;
•
of Shares held by Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;

•	of Shares purchased through a financial intermediary that did not receive an advance commission on the purchase ;
•	of Shares purchased with reinvested dividends or capital gains;
•	imposed by the Fund when it closes an account for not meeting the minimum balance requirements;
•	of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable CDSC holding period; and
•
representing a total or partial distribution from a qualified plan, which would not include account transfers, rollovers, or redemptions for the purpose of reinvestment.  For these purposes, qualified plans would not include an Individual Retirement Account, Keogh Plan or custodial account following retirement.

SCHEDULE OF FUNDS
OFFERING CLASS F SHARES

The Funds set forth on this Schedule each offer Class F Shares on the terms set forth in the Class F Shares Exhibit to the Multiple Class Plan, in each case as indicated below.  The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value.  Actual amounts accrued may be less.

CLASS F SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

Multiple Class Company Series	12b-1 Fee

Federated American Leaders Fund, Inc.	None

Federated Equity Income Fund, Inc	0.25%

Federated Fixed Income Securities, Inc.: Federated Strategic Income Fund	0.05%

Federated Government Income Securities, Inc.	None

Federated Income Securities Trust: Federated Capital Income Fund Federated Muni and Stock Advantage Fund	0.05% None

Federated Investment Series Funds, Inc.: Federated Bond Fund	None

Federated Municipal Securities Fund, Inc.	None

Federated Municipal Securities Income Trust: Federated Municipal High Yield Advantage Fund Federated Ohio Municipal Income Fund	0.05% 0.40%

Federated World Investment Series, Inc.: Federated International High Income Fund	None

Money Market Obligations Trust: Liberty U.S. Government Money Market Trust	None

INSTITUTIONAL SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN

1.           Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Institutional Shares will consist of

(i)	with respect to money market funds, sales and shareholder servicing by financial intermediaries; and

(ii)	with respect to fluctuating NAV funds, sales and shareholder servicing by financial intermediaries to the following categories of investors (“Eligible Investors”);

•	An investor participating in a wrap program or other fee-based program sponsored by a financial intermediary;
•	An investor participating in a no-load network or platform sponsored by a financial intermediary where Federated has entered into an agreement with the intermediary;
•
A trustee/director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates; an immediate family member of these individuals, or a trust, pension or profit-sharing plan for these individuals;

•	An employer-sponsored retirement plan;
•	A trust institution investing on behalf of its trust customers;
•	An investor purchasing Shares through a financial intermediary other than pursuant to an Eligible Investor arrangement described above;
•	An investor, other than a natural person, purchasing Shares directly from the Fund;
•	An investor (including a natural person) who owned Shares as of December 31, 2008. and
•
Without regard to the initial investment minimum, an investor who acquired Institutional Shares pursuant to the terms of an agreement and plan of reorganization which permits the investor to acquire such Shares.

The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan and financial intermediaries may also receive shareholder service fees for services provided.  In connection with this basic arrangement, Institutional Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Institutional Shares
Sales Load	None

Contingent Deferred Sales Charge ("CDSC")	None
Shareholder Service Fee	As set forth in the attached Schedule
12b-1 Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Institutional Shares as described in Section 3 of the Plan

2.           Conversion and Exchange Privileges

For purposes of Rule 18f-3, Institutional Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	None
Exchange Privilege:
Institutional Shares may be exchanged for Institutional Shares of any other Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Class A Shares of Liberty U.S. Government Money Market Trust and Class K Shares.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed.  Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

SCHEDULE OF FUNDS
OFFERING INSTITUTIONAL SHARES

The Funds set forth on this Schedule each offer Institutional Shares on the terms set forth in the Institutional Shares Exhibit to the Multiple Class Plan, in each case as indicated below.  The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value.  Actual amounts accrued may be less.

Multiple Class Company Series	12b-1 Fee	Shareholder Service Fee

Federated Adjustable Rate Securities Fund	None	0.25%

Federated Equity Funds:
Federated Capital Appreciation Fund	None	None
Federated Clover Mid Value Fund	None	None
Federated Clover Small Value Fund	None	None
Federated Clover Value Fund	None	None
Federated InterContinental Fund	None	None
Federated International Strategic Value Fund	None	None
Federated Kaufmann Large Cap Fund	None	None
Federated Market Opportunity Fund	None	None
Federated Prudent Bear Fund	None	None
Federated Strategic Value Fund	None	None

Federated Fixed Income Securities, Inc.:
Federated Strategic Income Fund	None	None
Federated Municipal Ultrashort Fund	None	None

Federated GNMA Trust	None	0.25%

Federated Income Securities Trust:
Federated Intermediate Corporate Bond Fund	None	0.25%
Federated Prudent Global Income Fund	None	None
Federated Real Return Bond Fund	None	0.25%
Federated Short-Term Income Fund	None	0.25%

Federated Income Trust	None	0.25%

Federated Index Trust:
Federated Max-Cap Index Fund	None	0.25%
Federated Mini-Cap Index Fund	None	0.25%

Federated Institutional Trust:
Federated Government Ultrashort Duration Fund	None	None
Federated Intermediate Government/Corporate Fund	None	None

Federated Intermediate Government Fund, Inc.	None	None

Multiple Class Company Series	12b-1 Fee	Shareholder Service Fee

Federated Investment Series Fund, Inc.
Federated Bond Fund	None	None

Federated Managed Allocation Portfolios:
Federated Target ETF Fund 2015	None	0.25%
Federated Target ETF Fund 2025	None	0.25%
Federated Target ETF Fund 2035	None	0.25%

Federated MDT Series:
Federated MDT All Cap Core Fund	None	None
Federated MDT Balanced Fund	None	None
Federated MDT Large Cap Growth Fund	None	None
Federated MDT Large Cap Value Fund	None	None
Federated MDT Mid Cap Growth Fund	None	None
Federated MDT Small Cap Core Fund	None	None
Federated MDT Small Cap Growth Fund	None	None
Federated MDT Small Cap Value Fund	None	None
Federated MDT Tax Aware/All Cap Core Fund	None	None

Federated Short-Intermediate Duration Municipal Trust	None	0.25%

Federated Total Return Government Bond Fund	None	None

Federated Total Return Series, Inc.:
Federated Mortgage Fund	None	0.25%
Federated Total Return Bond Fund	None	None
Federated Ultrashort Bond Fund	None	0.25%

Federated U.S. Government Securities Fund: 1-3 Years	None	0.25%

Federated U.S. Government Securities Fund: 2-5 Years	None	0.25%

Federated World Investment Series, Inc.
Federated International Small-Mid Company Fund	None	None

Intermediate Municipal Trust:
Federated Intermediate Municipal Trust	None	0.25%

Multiple Class Company Series	12b-1 Fee	Shareholder Service Fee
Money Market Obligations Trust:
California Municipal Cash Trust	None	0.25%
Florida Municipal Cash Trust	0.25%	0.25%
Government Obligations Fund	None	0.25%
Government Obligations Tax-Managed Fund	None	0.25%
Michigan Municipal Cash Trust	None	0.25%
Minnesota Municipal Cash Trust	None	0.25%
Municipal Obligations Fund	None	0.25%
New Jersey Municipal Cash Trust	None	0.25%
New York Municipal Cash Trust	None	0.25%
Ohio Municipal Cash Trust	None	0.25%
Pennsylvania Municipal Cash Trust	None	0.25%
Prime Cash Obligations Fund	None	0.25%
Prime Management Obligations Fund	None	0.25%
Prime Obligations Fund	None	0.25%
Prime Value Obligations Fund	None	0.25%
Tax-Free Obligations Fund	None	0.25%
Treasury Obligations Fund	None	0.25%
U.S. Treasury Cash Reserves	None	0.25%
Virginia Municipal Cash Trust	None	0.25%